A Whole New Blue BlueLinx Investor Day Presentation June 2, 2022

2 0 2 2 I N V E S T O R D AY | 2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this press release include statements about our multi-year capital allocation plans; confidence in the company’s long-term growth strategy; the demand outlook for construction materials and expectations regarding new home construction, repair and remodel activity and continued investment in existing and new homes; macro-economic factors including potential recession, inflation and deflation, mortgage rates, home equity value, credit profile of home buyer and growth metropolitan statistical areas; our positioning for long-term value creation and growth; our ability to optimize productivity; our efforts and ability to generate profitable growth; our ability to sustain financial performance and position; our efforts and ability to maintain a disciplined capital structure and capital allocation strategy; our ability to maintain a strong balance sheet and generate cash; our ability to achieve annualized financial projections and performance; our ability to reach and maintain normalized gross margin and EBITDA margin range; our ability to improve operating execution; our ability to achieve employee engagement; our ability to invest in organic growth initiatives; our ability to evaluate and execute on strategic acquisitions; our ability to meet liquidity goal; our ability to execute capital expenditures; express or implied valuations related to our stock; our ability to successfully execute the accelerated stock repurchase; whether or not the Company will continue, and the timing of, any open market repurchases. Forward-looking statements in this press release are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: pricing and product cost variability; volumes of product sold; competition; changes in the supply and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; potential acquisitions and the integration and completion of such acquisitions; business disruptions; effective inventory management relative to our sales volume or the prices of the products we produce; information technology security risks and business interruption risks; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry; regulations concerning mandatory COVID-19 vaccines; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; variable interest rate risk under certain indebtedness; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; inability to successfully execute the ASR; a lowering or withdrawal of debt ratings; changes in our product mix; increases in petroleum prices; shareholder activism; changes in insurance-related deductible/retention reserves based on actual loss experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; changes in actuarial assumptions for our pension plan; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; the possibility that we could be the subject of securities class action litigation due to stock price volatility; activities of activist shareholders; indebtedness terms that limit our ability to pay dividends on common stock; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

2 0 2 2 I N V E S T O R D AY | 3 Today’s Speakers Dwight Gibson Kelly Janzen Kevin Henry Josh Teteak Mike Wilson PRESIDENT & CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER CHIEF PEOPLE OFFICER CHIEF SUPPLY CHAIN OFFICER SVP, PRODUCT MANAGEMENT

2 0 2 2 I N V E S T O R D AY | 4 Agenda 1 Dwight Gibson President and Chief Executive Officer A Whole New Blue 2 Mike Wilson SVP, Product Management Accelerating Growth 3 Josh Teteak Chief Supply Chain Officer Optimizing Productivity 4 Kevin Henry Chief People Officer Driving Performance 5 Kelly Janzen Chief Financial Officer Creating Value 6 Dwight Gibson President and Chief Executive Officer A Compelling Investment

A WHOLE NEW BLUE / a compelling investment

1 Attractive market

- >$40b addressable market
- 5%+ long-term growth rate
- Fragmented competition

2 BlueLinx is well positioned to grow

- ~10% market share
- Growing with best customers
- Strong financial position

3 Leveraging growth

- Optimizing productivity
- Infusing capabilities
- Driving performance

BlueLinx: A Whole New Blue

Delighting Customers, Elite Execution, Performance Driven

Source: Estimated 2021 and market growth CAGR based on Principia Consulting, LLC

BlueLinx

2022 INVESTOR DAY | 5

BLUELINX / a compelling investment


strong base business
mega trends support long-term growth in repair and remodel and new homes
A Whole New Blue

- A leading, U.S. two-step building products distributor with scale
- Comprehensive product suite with favorable specialty mix
- Balanced end market exposure across repair & remodel and new homes
- Strong balance sheet: ~1x net leverage* / ~$420m of available liquidity*

- Low supply of existing homes
- Remote work re-defining the value of "home"
- Record levels of homeowner equity
- High quality of buyers with strong credit profiles

- **Accelerating growth**
- **Optimizing productivity**
- **Driving performance**
- **Creating value**

*Net leverage and available liquidity as of 4/2/2021; see appendix for reconciliations to all non-GAAP measures

BlueLinx
2022 INVESTOR DAY | 6

2 0 2 2 I N V E S T O R D AY | 7 BLUELINX / America’s Building Products Distributor TEAM ~2,200 LOCATIONS 60+ SUPPLIERS ~750 CUSTOMERS ~15,000 FOUNDED 1954 HEADQUARTERED ATLANTA 2021 SALES BY REGION Serving 46 states with locations in of the highest growth metropolitan statistical areas (MSAs) (1) 75% ~11,000,000 square feet of warehouse capacity West South Central North East 25% 24% 17% 17% 17% (1) Highest growth MSAs as forecasted by John Burns Real Estate Consulting in May 2022

2 0 2 2 I N V E S T O R D AY | 8 BLUELINX / America’s Building Products Distributor SALES BY END MARKET 2021 SALES BY PRODUCT 2021 FINANCIAL RESULTS SALES $4.3b Adj. EBITDA $464m GROSS PROFIT % 18% Adj. EBITDA % 11% FREE CASH FLOW $131m AVAILABLE LIQUIDITY ~$420m Note: management’s estimate of 2019 sales by end market for two-step distribution of building materialsNote: see appendix for reconciliations to all non-GAAP measures 59% 41% Structural Specialty 45% 40% 15% New Homes Repair & Remodel Commercial

2 0 2 2 I N V E S T O R D AY | 9 2019 2020 2021 Structural Products Sales Specialty Products Sales A WHOLE NEW BLUE / 3-year financial history $2.6b $3.1b $4.3b 2.7% 5.5% 10.8% Adj. EBITDA % Strong Financial Performance  27% sales CAGR  157% adjusted EBITDA CAGR  810 basis points of adjusted EBITDA % expansion Sales and Adjusted EBITDA % Note: see appendix for reconciliations to all non-GAAP measures

2 0 2 2 I N V E S T O R D AY | 10 $865 $1,025 $1,308 $971 $973 $1,302 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Sales 4.5% 10.4% 12.7% 8.1% 11.5% 15.5% Adj. EBITDA % A WHOLE NEW BLUE / delivered profitable growth over past six quarters  Increased focus on specialty products  Disciplined pricing and purchasing  Rigorous structural inventory management:  Wood-based inventory reduced 68% since Q1 2020 41% 55% 87% 11% 12% 27% sales growth vs. prior year period Note: reduction in wood-based inventory of 68% is based on footage and occurred from Q1 2020 to Q1 2022 Note: see appendix for reconciliations to all non-GAAP measures Six consecutive quarters of strong execution:  Average sales growth of 39% year-over-year  Average adjusted EBITDA margin of 10.5%  Reduced net leverage from 4.1x to 0.9x ~70% decline in wood- based commodity prices

2 0 2 2 I N V E S T O R D AY | 11 MACRO TRENDS / key indicators remain solid despite rising interest rates - 500 1,000 1,500 2,000 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 E 20 23 E 20 24 E 20 25 E Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands (1) 25-year average $0 $100 $200 $300 $400 $500 1Q 0 0 1Q 0 1 1Q 0 2 1Q 0 3 1Q 0 4 1Q 0 5 1Q 0 6 1Q 0 7 1Q 0 8 1Q 0 9 1Q 10 1Q 11 1Q 12 1Q 13 1Q 14 1Q 15 1Q 16 1Q 17 1Q 18 1Q 19 1Q 20 1Q 21 1Q 22 1Q 23 (P ) LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions (3) 0 2 4 6 8 10 12 14 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Total U.S. Monthly Single-Family Residential Home Supply Months of inventory (2) 30 Year Fixed Mortgage Rates As of May 2022 (4) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 19 8 0 19 8 2 19 8 4 19 8 6 19 8 8 19 9 0 19 9 2 19 9 4 19 9 6 19 9 8 20 0 0 20 0 2 20 0 4 20 0 6 20 0 8 20 10 20 12 20 14 20 16 20 18 20 20 20 22 P 20 24 P (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: U.S. Census Bureau. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built. (3) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (4) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. starts expected to remain above 25-year average and 2x 2009-2011 levels upward trend in remodeling activity expected to continue mortgage rates expected to remain below historical averages ~6 months of home inventory

2 0 2 2 I N V E S T O R D AY | 12 MACRO TRENDS / shift to hybrid work and record levels of home equity support home investment $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 O ct -8 0 A p r- 8 2 O ct -8 3 A p r- 8 5 O ct -8 6 A p r- 8 8 O ct -8 9 A p r- 91 O ct -9 2 A p r- 94 O ct -9 5 A p r- 97 O ct -9 8 A p r- 0 0 O ct -0 1 A p r- 0 3 O ct -0 4 A p r- 0 6 O ct -0 7 A p r- 0 9 O ct -1 0 A p r- 12 O ct -1 3 A p r- 15 O ct -1 6 A p r- 18 O ct -1 9 A p r- 21 Household Owners’ Equity Levels in Real Estate Dollars in billions (1) (1) Source: Historical data is Board of Governors of the Federal Reserve System (US), Households; Owners' Equity in Real Estate, Level [OEHRENWBSHNO], retrieved from FRED, Federal Reserve Bank of St. Louis Hybrid/work from home Fully on-site record levels of home equity

A WHOLE NEW BLUE / North America's Preeminent Building Products Distributor

Accelerating Growth

Accelerating growth with our best customers and our best specialty products

Optimizing Productivity

Optimizing productivity thru distribution center optimization and procurement excellence



Accelerating Growth
Optimizing Productivity
Driving Performance
Creating Value
North America's
Preeminent
Building Products
Distributor

Creating Value

Creating value thru profitable growth and disciplined capital allocation

Driving Performance

Building an extraordinary team, creating a performance-based culture

BlueLinx
2022 INVESTOR DAY | 13

2 0 2 2 I N V E S T O R D AY | 14 A WHOLE NEW BLUE / North America’s Preeminent Building Products Distributor drive to 80% specialty product sales mix grow with our best customers penetrate strategic markets build on value added services North America’s Preeminent Building Products Distributor 80/20

2 0 2 2 I N V E S T O R D AY | 15 A WHOLE NEW BLUE / North America’s Preeminent Building Products Distributor North America’s Preeminent Building Products Distributor champion best-in-class safety optimize distribution centers implement procurement excellence intensify working capital management

A WHOLE NEW BLUE / North America's Preeminent Building Products Distributor


Accelerating Growth
Optimizing Productivity
Driving Performance
Creating Value
North America's
Preeminent
Building Products
Distributor

built an **exceptional leadership team**

cultivate **a performance-based culture**

infuse **high caliber capabilities**

achieve **85%+ associate engagement***

*as measured by annual opinion survey

BlueLinx
2022 INVESTOR DAY | 16

A WHOLE NEW BLUE / North America's Preeminent Building Products Distributor


Accelerating Growth
Optimizing Productivity
Driving Performance
Creating Value
North America's
Preeminent
Building Products
Distributor

- deliver **profitable growth**
- sustain **improved financial performance**
- maintain **strong financial position**
- execute **disciplined capital allocation**

BlueLinx
2022 INVESTOR DAY | 17

A WHOLE NEW BLUE / built an elite executive team and added critical capabilities

BUILT AN ELITE EXECUTIVE TEAM	STRENGTHENED CAPABILITIES

BUILT AN ELITE EXECUTIVE TEAM

- **proven leaders**
- **diverse backgrounds**
- **functional experts**
- **growth oriented**
- **performance driven**

STRENGTHENED CAPABILITIES

Accelerating Growth:

- ✓ Chief Strategy and Corporate Development Officer
- ✓ Director, Corporate Development
- ✓ Senior Director, Pricing
- ✓ Regional Pricing Managers

Optimizing Productivity:

- ✓ Chief Supply Chain Officer
- ✓ Senior Director, Project Management
- ✓ Director, Safety

Driving Performance:

- ✓ Chief People Officer
- ✓ 8 General Managers
- ✓ VP, Communications & Marketing
- ✓ VP, Investor Relations & Treasury

Note: chart on the right denotes new hires during the first 12 months of Dwight Gibson's tenure as CEO

BlueLinx

2022 INVESTOR DAY | 18

2 0 2 2 I N V E S T O R D AY | 19 A WHOLE NEW BLUE / managing to drive accountability and performance ASPIRATION & CURRENT YEAR PLAN CHECK PLAN DOADJUST PLAN ensure goal alignment and establish key performance indicators DO develop execution plans that use standard work and best practices; align incentives to achievement ADJUST activate countermeasures, share learnings CHECK utilize transparent scorecards with regular progress reviews to measure performance and drive accountability

2 0 2 2 I N V E S T O R D AY | 20 A WHOLE NEW BLUE / ESG focus ENVIRONMENT  Focused on reducing carbon footprint  Investing in energy efficient infrastructure SOCIAL  Culture of belonging and safety  Investing in our communities GOVERNANCE  Accountable governance practices  Annual evaluation of board performance

MIDTERM ANNUALIZED TARGETS

SALES

~$4.5B

- Expect specialty product sales growth to offset wood-based commodity deflation

GROSS MARGIN

18%+

- Mix shift to higher value specialty products
- Rigorous wood-based commodity inventory management

ADJUSTED EBITDA %

10%+

- Expect specialty product sales volume and margin expansion
- Disciplined cost management

FREE CASH FLOW

$225M+

- Expect >80% conversion of net income

Key Assumptions

$	**Price of lumber $450**	
VS	**75% Specialty mix 25% Structural mix**	
%	**22% Specialty GM 10% Structural GM**	

BlueLinx

2022 INVESTOR DAY | 21

2 0 2 2 I N V E S T O R D AY |2 0 2 2 I N V E S T O R D AY | 22 Accelerating Growth Mike Wilson, SVP, Product Management

2 0 2 2 I N V E S T O R D AY | 23 A WHOLE NEW BLUE / North America’s Preeminent Building Products Distributor VIDEO

ESSENTIAL ROLE / BlueLinx is the largest, pure play, two-step building products distributor in the U.S.

SUPPLIERS

Large, national manufacturers of specialty and framing products

TWO-STEP DISTRIBUTOR

BlueLinx

Largest, pure play two-step building products distributor in the United States

CUSTOMERS

- Pro Dealers
- Home Centers
- Cooperatives
- Specialty, one-step distributors
- Industrials

END USERS

- Residential builders
- Multi-family builders
- Manufactured housing builders
- Contractors
- Remodelers
- Do-it-yourself

Note: We believe that BlueLinx is the largest, pure-play two-step distributor in the U.S. building products industry based on sales

BlueLinx

2022 INVESTOR DAY | 24

ESSENTIAL ROLE / BlueLinx value proposition

OUR SUPPLIERS' CHALLENGES	OUR CUSTOMERS' CHALLENGES
▪ Limited sales team / resources	▪ Purchasing power
▪ Logistics in complex supply structure	▪ Product expertise
▪ Inability to deliver partial truck loads	▪ Limited storage space
▪ Customer-centric, value-added services	▪ Lack of comprehensive product access

BlueLinx

✓ 600+ sales associates	✓ Cost efficient, small quantity orders
✓ Extended sales and marketing support	✓ Just-in-time delivery solutions
✓ Warehousing and logistics in local markets	✓ Expert product knowledge and breadth
✓ Value-added services that require scale	✓ Reduced working capital requirements

BlueLinx
2022 INVESTOR DAY | 25

ACCELERATING GROWTH / comprehensive suite of products and value-added services

COMPREHENSIVE PRODUCT OFFERING



Structural Framing Products
Insulation
Industrial & Decorative Panels
Roofing
Moulding & Millwork
Siding & Trim
Specialty Lumber & Flooring
Metals
Outdoor Living

VALUE-ADDED SERVICES

- ✓ Value engineering
- ✓ Custom finishing
- ✓ Cut-to-spec
- ✓ Fabrication
- ✓ Remanufacturing
- ✓ Automated order processing
- ✓ Next day delivery
- ✓ Intermodal distribution
- ✓ Backhaul services

BlueLinx
2022 INVESTOR DAY | 26

ACCELERATING GROWTH / geographic footprint



'21A-'23P R&R and SFHS Growth
BlueLinx Locations

BlueLinx has locations in ~75% of the fastest growing MSAs

Notable areas of strength for BlueLinx:

- #3 market leader nationally for engineered wood products through our private label brand - *ONCENTER*
- One of the largest distributors nationally of vinyl siding – exclusive agreement to distribute GP Vinyl Siding
- Largest distributor of Western Red Cedar in the U.S.
- A leading distributor of fiber cement siding in the Southeast and Texas

Source: John Burns Real Estate Consulting May 2022

BlueLinx

2022 INVESTOR DAY | 27

2 0 2 2 I N V E S T O R D AY | 28 ACCELERATING GROWTH / strategic partnerships with market leaders 2021 SALES BY CUSTOMER 2021 SPEND BY SUPPLIER Note: includes co-ops Note: no individual customer or supplier comprises more than 10% of consolidated BlueLinx sales or product spend, respectively

2 0 2 2 I N V E S T O R D AY | 29 A WHOLE NEW BLUE / North America’s Preeminent Building Products Distributor North America’s Preeminent Building Products Distributor drive to 80% specialty product sales mix grow with our best customers penetrate strategic markets build on value added services 80/20

ACCELERATING GROWTH / growing with our best suppliers and customers

DEFINE GROWTH PRODUCTS
5 KEY SPECIALTY PRODUCTS

SECURE MORE SUPPLY
STRATEGIC SUPPLIERS

DEVELOP MARKET-BASED GROWTH PLANS
GEOGRAPHY AND END MARKET

TARGET BEST CUSTOMERS
CREATE RAVING FANS

SIMPLIFY AND SCALE WITH NATIONAL PARTNERS

BlueLinx

2022 INVESTOR DAY | 30

ACCELERATING GROWTH / targeting 80% specialty product sales mix

2021 SALES BY PRODUCT

Specialty 59%

Structural 41%

FUTURE SALES MIX GOAL

Specialty 80%

Structural 20%

FOCUSED ON FIVE KEY SPECIALTY CATEGORIES

- Engineered Wood
- Siding
- Moulding and Millwork
- Outdoor Living
- Industrial Products

✓ Fewer manufacturers (suppliers)
✓ Stickier with customers
✓ Require value added services
✓ Repair and remodel concentration
✓ Higher margin

BlueLinx

2022 INVESTOR DAY | 31

ACCELERATING GROWTH / we partner with market leading brands and use exclusive distribution models

	We partner with market leading brands	Our distribution models provide barriers of entry	Description
engineered wood	onCENTER BlueLinx Engineered Products	private label	top 3 brand nationally
	Weyerhaeuser	exclusive distribution	Trus Joist brand / northeast
siding	Georgia-Pacific Vinyl Siding & Accessories; Ply Gem	exclusive distribution	vinyl siding
	ROYAL Building Products; LP SmartSide Trim & Siding	dual distribution	composite siding
	JamesHardie; allura	dual distribution	fiber cement siding
millwork	PrimeLinx Primed Products; arauco	private label / dual distribution	low-cost supply partners
industrial	Roseburg; arauco	dual distribution	kitchen cabinets and furniture
outdoor living	MoistureShield Composite Decking; fiberon The Decking Solutions Company	dual distribution	growing category for BlueLinx

BlueLinx

2022 INVESTOR DAY | 32

2 0 2 2 I N V E S T O R D AY | 33 ACCELERATING GROWTH / growing with national accounts $1.8B$2.5B 39% sales growth with national accounts in 2021 20 21 S a le s Home Centers Specialty DistributorsPro DealersCo-Ops Note: no individual customer comprises more than 10% of consolidated BlueLinx sales

ACCELERATING GROWTH / growing with national accounts

BlueLinx strategy:

- A deliberate focus on growing with our **best customers**
- Targeting growth in five key **specialty product** categories
- BlueLinx advantages:
  - ✓ Broad product offering
  - ✓ Customized programs
  - ✓ Value added services
  - ✓ Private label products
- Aligning by region to support our key national accounts

~$3B market opportunity with **5 of our top** national accounts



engineered wood | siding | outdoor living | millwork
80%
~$3B
9%
specialty treated lumber
11%
structural products

Source: management's estimate of annual purchases by category for 5 of BXC's top national account customers

BlueLinx
2022 INVESTOR DAY | 34

ACCELERATING GROWTH / Lowe's case study

LOWE'S STRATEGY*


Total Home Strategy
MARKET SHARE ACCELERATION
Drive Pro penetration
Accelerate online business
Expand installation services
Drive localization
Elevate assortment
Providing a full complement of products and services for Pros and consumers alike, enabling a Total Home solution for every need in the home
LOWE'S


Lowe's is committed to the Pro
Dedicated Pro loaders
Pro Drop Zone
Job lot quantities
Pro CRM


...to market delivery model
Streamlined, customer-focused process
Customer
Online scheduling
In-store
1
Vendor
2
Bulk DC
3
Cross-dock Terminal
3PL Delivery
4
Customer

BLUELINX STRATEGIC ALIGNMENT

> **Pro Solutions Delivered by BlueLinx**

- ✓ Expanding local market team and **engaging associates in stores**
- ✓ Investing in our digital presence with **Brand Advocate** program and **Pro Marketplace**
- ✓ **Cobranded** consumer marketing
- ✓ Piloting **next-day and job-site delivery**
- ✓ Innovating with **PRO Branded Products**
- ✓ Expanding our private label offering

*source: Lowe's 2022 financial outlook presentation dated 12/15/2021

BlueLinx
2022 INVESTOR DAY | 35

2 0 2 2 I N V E S T O R D AY | 36  Targeting future sales mix at 80% specialty products  Aligned to grow with our best customers  Targeted initiatives to further penetrate strategic markets  Concentrated efforts to build out value-added services ACCELERATING GROWTH / of high value specialty products, with our best customers

2 0 2 2 I N V E S T O R D AY |2 0 2 2 I N V E S T O R D AY | 37 Optimizing Productivity Josh Teteak, Chief Supply Chain Officer

2 0 2 2 I N V E S T O R D AY | 38 A WHOLE NEW BLUE / North America’s Preeminent Building Products Distributor North America’s preeminent building products distributor champion best-in-class safety optimize distribution centers implement procurement excellence intensify working capital management

2 0 2 2 I N V E S T O R D AY | 39 OPTIMIZING PRODUCTIVITY / champion best-in-class safety SAFETY IS GOOD BUSINESS; DEPLOYING PROVEN TOOLS TO PROACTIVELY ELIMINATE RISKS 3.48 2.73 2.07 2019 2020 2021 Total Recordable Incident Rate 2.82 1.45 0.78 2019 2020 2021 Days Away, Restricted or Transferred Note: Total Recordable Incident Rate (TRIR) is based on the number of safety incidents reported against the number of workers present and the number of hours worked Note: Days Away, Restricted or Transferred (DART) tracks any OSHA recordable workplace injury or illness that results in time away from work, restricted job roles, or permanent transfer to a new position

2 0 2 2 I N V E S T O R D AY | 40 OPTIMIZING PRODUCTIVITY / evolving distribution centers to drive operating efficiency CAPITAL INVESTMENTS PROCESS STANDARDIZATION DIGITAL ENABLEMENT QUALITY ON-TIME, IN-FULL customers receive full order within timeframe promised SPEED ORDER CYCLE TIME operations faster from order through fulfillment THROUGHPUT TRUCKLOAD EQUIVALENTS operation scales with the needs our customers optimizing and standardizing distribution center operations simplify empower improve creating capability to scale with customers and drive sustainable, profitable growth

2 0 2 2 I N V E S T O R D AY | 41 OPTIMIZING PRODUCTIVITY / investing to modernize locations and support growth  2022E Capital Expenditures of ~$30M:  Increase growth capacity  Modernize rolling stock  Upgrade distribution centers  Enhance safety  Improve digital capabilities $5 $4 $14 ~$30 2019 2020 2021 2022E 2x Capital Expenditures ($ millions)

OPTIMIZING PRODUCTIVITY / distribution center optimization

distribution center optimization

PRIOR STATE	FUTURE STATE
variable procedures	standard procedures and tools
manual processes	digitally enabled process
role variability	well-defined roles and clear career path
locally focused	effective, cross-branch collaboration

BlueLinx

2022 INVESTOR DAY | 42

OPTIMIZING PRODUCTIVITY / procurement excellence

LEVERAGE SCALE OF PROCUREMENT

- capabilities
- analytics
- decisions

IMPLEMENT SALES, INVENTORY & OPERATIONAL PLANNING (SIOP)

- with emphasis on:
  - serving best customers
  - five key specialty products

INCREASE STRATEGIC SUPPLIER PARTNERSHIPS

- improve purchasing leverage
- increase availability of supply in strategic products

IMPLEMENT BEST-IN-CLASS PROCUREMENT TOOLS

- improved supplier collaboration
- reduce costs

Procurement Excellence

- aligned to growth strategy
- digitally enabled

SIMPLIFY and ALIGN TO INCREASE VELOCITY AND LEVERAGE SCALE

BlueLinx

2022 INVESTOR DAY | 43

2 0 2 2 I N V E S T O R D AY | 44  Prioritized achieving best-in-class safety  Developed detailed plans to optimize our distribution centers  Took initial steps on journey to procurement excellence  Ramped up efforts intensify working capital management OPTIMIZING PRODUCTIVITY / to deliver world class service for our best customers

2 0 2 2 I N V E S T O R D AY |2 0 2 2 I N V E S T O R D AY | 45 Driving Performance Kevin Henry, Chief People Officer

A WHOLE NEW BLUE / North America's Preeminent Building Products Distributor


Accelerating Growth
Optimizing Productivity
Driving Performance
Creating Value
North America's **preeminent** building products distributor built an **exceptional leadership team**

cultivate **a performance-based culture**

infuse **high caliber capabilities**

achieve **85%+ associate engagement***

*as measured by annual opinion survey

BlueLinx
2022 INVESTOR DAY | 46

DRIVING PERFORMANCE / cultivating a performance-based culture

OWNERSHIP MINDSET	ALIGNED INCENTIVES	RECOGNITION	ENGAGEMENT
EMPLOYEE EQUITY AWARDS	QUARTERLY BONUS PROGRAM	CELEBRATE SUCCESS	ANNUAL AND PULSE SURVEYS

NYSE : BXC
+227% in 2021

B3 Big Blue Bonus



Q1 2022 pulse
+10%
increase in associate favorability score from Q4 2021

BlueLinx
2022 INVESTOR DAY | 47

DRIVING PERFORMANCE / infusing high caliber capabilities

INFUSING TALENT	IMPLEMENTING GM ACADEMY	LAUNCHING BLUELINX UNIVERSITY	LEVERAGING DIVERSITY
▪ instituting workforce planning ▪ enhancing BXC employment brand ▪ expanding talent review process	▪ defining process standards ▪ designing curriculum aligned to strategy ▪ creating individual development plans	▪ designing enterprise learning system ▪ installing competency training ▪ building change capabilities	▪ requiring DE&I training ▪ activated 7 employee resource groups

BOLSTERING THE BLUECREW!

TRANSFORMING BLUELINX INTO A CAREER DESTINATION

BlueLinx

2022 INVESTOR DAY | 48

DRIVING PERFORMANCE / it FEELS like a Whole New *Blue*!


BlueLinx

Photo features two BlueCrew drivers: Brian Cwiek (21 years with BXC) and Scott Scharf (< 1year); taken in Portland, Maine

Engaging the **head, hearts** and **hands** of our teammates:

- the **energy** is **tangible**
- **culture matters** - our walk and talk are changing
- teams **having fun** while **delivering results**
- the **BlueCrew** is on the move!

BlueLinx

2022 INVESTOR DAY | 49

2 0 2 2 I N V E S T O R D AY |2 0 2 2 I N V E S T O R D AY | 50 Creating Value Kelly Janzen, Chief Financial Officer

CREATING LONG-TERM SHAREHOLDER VALUE / key messages

1. Transformed the balance sheet: net leverage at ~1x and available liquidity >$400 million

2. Shifting sales mix to highest value specialty products

3. Continued disciplined wood-based commodity management

4. Defined clear and disciplined capital allocation strategy

Note: see appendix for reconciliations to all non-GAAP measures

BlueLinx

2022 INVESTOR DAY | 51

2 0 2 2 I N V E S T O R D AY | 52 TRANFORMED BALANCE SHEET / strong financial position to support value creation Note: see appendix for reconciliations to all non-GAAP measures  No material debt maturities until 2029  Targeting ~$30m of capex in 2022  $100m share repurchase authorization:  Committed $60m via accelerated share repurchase in Q2  Completed $6m in Q1  Available liquidity of ~$430m as of May 27th $198 $273 $275 $147 $43 $326 $288 $300 2019 2020 2021 Finance Leases Revolver Term Loan Senior Notes $671 ($ millions) $605 $575 Gross Debt Structure $350 $300 2022 2023 2024 2025 2026 2027 2028 2029 ABL @ ~2% $300m Senior Notes @ 6% undrawn revolver Debt Maturity Schedule Note: debt maturity schedule does not include finance lease obligations 9.2x 3.5x 1.1x 0.9x 2019 2020 2021 Q1 2022 Net Leverage

2 0 2 2 I N V E S T O R D AY | 53 THREE YEAR PERFORMANCE / significant growth and margin expansion ~60% of sales and over 70% of gross profit comes from specialty products 2019 2020 2021 Structural Products Sales Specialty Products Sales 2.7% 5.5% 10.8% Adj. EBITDA % Sales and Adjusted EBITDA % 2021 Sales by Product Category 2021 Gross Profit by Product Category $1.8B$2.5B 41%59% $217M$562M 28%72% $2.6b $3.1b $4.3b Note: see appendix for reconciliations to all non-GAAP measures

2 0 2 2 I N V E S T O R D AY | 54 FOUNDATIONS FOR GROWTH / driving better execution and performance Recapitalized the debt structure, including issuing $300 million of senior secured notes, providing additional liquidity and financial flexibility Focusing sales and service efforts on our most strategic, profitable accounts and balanced the product portfolio with emphasis on high value specialty products Inventory management standardization, fleet upgrades, and back-end process improvement to support operational quality, speed, and throughput Improvements to data & analytics, balanced scorecard, and financial reporting capabilities Customers and Products Operational Efficiency Financial Discipline Data and Analytics

2 0 2 2 I N V E S T O R D AY | 55 $23 $73 $37 $72 $86 $6 $53 $1079% 20% 10% 16% 14% 2% 16% 20% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Gross Profit Gross Profit % STRATEGIC GROWTH / strong margin performance  Significant margin expansion driven by value- based pricing…  …and improving mix within specialty products  Average margin over the last 2 years is 500bps higher than the previous 5 years  Projected normalized gross margin of ~10% Specialty Products Structural Products $78 $86 $87 $109 $165 $148 $140 $184 17% 17% 17% 19% 24% 23% 22% 24% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Gross Profit Gross Profit % AVG QUARTERLY GROSS MARGIN 20% AVG QUARTERLY GROSS MARGIN 13% Note: see appendix for reconciliations to all non-GAAP measures ~70% decline in wood- based commodity pricing ($ millions)

2 0 2 2 I N V E S T O R D AY | 56 CREATING VALUE / >60% return on working capital over past 4 quarters Cash Cycle Days Number of Days (2) 65 62 48 54 50 45 60 63 58 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Operating Working Capital Management (1) $477 $431 $446 $471 $576 $636 $571 $733 $904 0% 10% 20% 30% 40% 50% 60% 70% $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Total Operating Working Capital Return on Working Capital (1) Operating working capital includes accounts receivable, inventory, accounts payable and cash on hand (2) Cash Cycle Days = Days Sales Outstanding plus Days Sales of Inventory less Days Payable Outstanding Cash Cycle Days down 21% on average from 2019 levels 56 days on average Note: see appendix for reconciliations to all non-GAAP measures ($ millions)

MIDTERM ANNUALIZED TARGETS

SALES

~$4.5B

- Expect specialty product sales growth to offset wood-based commodity deflation

GROSS MARGIN

18%+

- Mix shift to higher value specialty products
- Rigorous wood-based commodity inventory management

ADJUSTED EBITDA %

10%+

- Expect specialty product sales volume and margin expansion
- Disciplined cost management

FREE CASH FLOW

$225M+

- Expect >80% conversion of net income

Key Assumptions

$	**Price of lumber $450**
VS	**75% Specialty mix** **25% Structural mix**
%	**22% Specialty GM** **10% Structural GM**

BlueLinx
2022 INVESTOR DAY | 57

CAPITAL ALLOCATION FRAMEWORK / midterm targets provide strong liquidity

GUIDING PRINCIPLES

- Maintain strong balance sheet and financial stability
- Long-term net leverage could increase to at or around 3.0x when considering growth
- Invest in business through economic cycles
- Acquisitions aligned to strategy
- Opportunistic share repurchases



OPERATING CASH FLOW
FREE CASH FLOW
INVEST IN THE BUSINESS
STRATEGIC ACQUISITIONS
SHARE REPURCHASES
GROWTH AND MARGIN EXPANSION
RETURN TO SHAREHOLDERS

BlueLinx

2022 INVESTOR DAY | 58

CREATING VALUE / strategic, disciplined approach to M&A

TARGET CRITERIA ALIGNED WITH STRATEGY

1 accelerate specialty product mix shift

2 expand into attractive geographies

3 build on value-added services

DISCIPLINED DEAL EXECUTION

- Dedicated corporate development team bringing speed and discipline
- Multi-channel pipeline development aligned with strategic criteria

EFFICIENT INTEGRATION

- Prudent pre-close assessment of key integration risks w/mitigation plans
- Predefined, detailed integration plans
- Leverage internal PMO team to lead integration with business leaders

BlueLinx

2022 INVESTOR DAY | 59

2 0 2 2 I N V E S T O R D AY | 60 Key Assumptions COMPELLING INVESTMENT / BXC is undervalued Public Company Average 12-Month Multiples Specialty Distribution >10x Building Products Distribution 8x 8x 10x 3x 4x 6x IMPLIED MARKET CAP / STOCK PRICE BlueLinx AS OF 5/27 2021 ADJ EBITDA $464M ~9.7M outstanding shares Assumes Q1 net debt level of $498M1 32 2021 ADJ EBITDA $464m $808m / $84 $1,242m / $129 $2,124m / $220 $3,214m / $333 $4,142m / $429 2021 EBITDA at 75% $807m / $84 $1,468m / $152 $2,286m / $237 $2,982m / $309 2021 EBITDA at 50% $813m / $84 $1,358m / $141 $1,822m / $189 Note: see appendix for reconciliations to all non-GAAP measures

2 0 2 2 I N V E S T O R D AY | 61  Well-positioned to deliver profitable growth  Committed to sustaining improved financial performance  Dedicated to maintaining a strong financial position  Clearly defined framework for disciplined capital allocation CREATING VALUE / through profitable, sustainable growth and disciplined capital allocation

2 0 2 2 I N V E S T O R D AY | 62 A Compelling Investment Dwight Gibson, President and CEO

A WHOLE NEW BLUE / shareholder feedback leads to action

shareholder feedback	BlueLinx action
leverage too high	reduced net leverage to 0.9x
volatility of wood-based commodity prices	reduced wood-based inventory by 68%*; focused growth on specialty products
inconsistent execution	delivered six consecutive quarters of strong operating execution
share price undervalued	increased share repurchase authorization to $100m; $60m accelerated share repurchase
undefined long-term growth strategy	focused on specialty product growth with best customers and optimizing productivity
lack of long-term financial targets	provided midterm targets: ~$4.5b sales; ~10% EBITDA margin and $225m+ free cash flow

*reduction in wood-based inventory of 68% is based on footage and occurred from Q1 2020 to Q1 2022
Note: see appendix for reconciliations to all non-GAAP measures

BlueLinx
2022 INVESTOR DAY | 63

2 0 2 2 I N V E S T O R D AY | 64  Improved the quality and performance of our business  Confident in our ability to meet our midterm financial targets  Focused on accelerating growth, optimizing productivity and driving performance  Closely monitoring the U.S. economic environment  Even in a recessionary environment, if sales were to decline 25% from 2021 levels, we believe we can maintain an EBITDA margin of 7%+ A WHOLE NEW BLUE / executive summary

A WHOLE NEW BLUE / a compelling investment

1 Attractive market

- >$40b addressable market
- 5%+ long-term growth rate
- Fragmented competition

2 BlueLinx is well positioned to grow

- ~10% market share
- Growing with best customers
- Strong financial position

3 Leveraging growth

- Optimizing productivity
- Infusing capabilities
- Driving performance

BlueLinx: A Whole New Blue

Delighting Customers, Elite Execution, Performance Driven

Source: Estimated 2021 and market growth CAGR based on Principia Consulting, LLC

BlueLinx

2022 INVESTOR DAY | 65

2 0 2 2 I N V E S T O R D AY | 66 Questions

2 0 2 2 I N V E S T O R D AY | 67 Executive Bios

BlueLi

Dwight Gibson

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Gibson has served as our President, Chief Executive Officer, and as a member of our Board since June 2021.

Prior to joining BlueLinx, Mr. Gibson was the Chief Commercial Officer of SPX FLOW, Inc. While at SPX FLOW, he also served as President, Food & Beverage and Industrial Segments and President, Food & Beverage Segment. In addition, Mr. Gibson led significant growth initiatives at Ingersoll Rand for the company's climate segment as President of Strategic Initiatives.

Mr. Gibson has served as a director of Interface, Inc. a worldwide commercial flooring company, since September 2019.

Mr. Gibson received his Bachelors in Business Administration from Howard University, his Master's in Business Administration from Stanford University, and a Master's of Science in International Strategy and Diplomacy from the London School of Economics.

BlueLinx

2022 INVESTOR DAY | 68

BlueLinx

Mike Wilson

SENIOR VICE PRESIDENT, PRODUCT MANAGEMENT

Mr. Wilson has served as our Senior Vice President, Product Management since May 2021. He is responsible for the Product and Pricing functions for the company.

Prior to his current role, Mr. Wilson also served as the Vice President of Specialty Products and as the Vice President of Sales at BlueLinx.

Prior to joining BlueLinx, Mr. Wilson held various positions at Cedar Creek. He began his career as an Industrial Sales Manager. He was later promoted to General Manager of the Little Rock facility, then to Regional Manager, then to Vice President of the Eastern Region, and finally to Vice President of Sales.

BlueLinx

2022 INVESTOR DAY | 69

BlueLinx

Josh Teteak

CHIEF SUPPLY CHAIN OFFICER

Mr. Teteak has served as our Chief Supply Chain Officer since April 2022. He is responsible for Supply Chain, Procurement, and Capital for the company.

Prior to joining BlueLinx, Mr. Teteak served as the Vice President of Supply Chain for the Electrical Sector Americas Region of the Eaton Corporation and as Vice President of Operations for Eaton's Electrical Products Group. In addition, he has held roles in finance, supply chain, and operations within the Cooper Lighting Division of Cooper Industries.

Mr. Teteak currently serves as a trustee for the University of North Georgia Foundation and is an active supporter of Veteran's causes.

Mr. Teteak received his Bachelor of Business Administration in Accountancy from the University of North Georgia and his Masters of Business Administration in Operations Management from Georgia State University. He is a veteran of the U.S. Army, serving in both the 24th and 3rd Infantry Divisions.

BlueLinx

2022 INVESTOR DAY | 70

BlueLinx

Kevin Henry

CHIEF PEOPLE OFFICER

Mr. Henry has served as our Chief People Officer since March 2022. He is responsible for the Talent Acquisition, Learning and Development, Team Engagement and Total Rewards functions for the company.

Prior to joining BlueLinx, Mr. Henry was most recently the Executive Vice President, Chief of Staff to the CEO, and Chief People Officer at Extended Stay America. Prior to his time at Extended Stay America, Mr. Henry served in CHRO roles at Snyder's-Lance, Inc., Coca-Cola Bottling Co. Consolidated, and Nationwide Credit and senior HR roles at Office Depot, Clorox, Pepsi-Cola and Amoco.

Mr. Henry also serves on the Board of Directors of Saia Inc. a publicly traded logistics and distribution company and The Bechtler Museum of Modern Art based in Charlotte, NC.

Mr. Henry received a Bachelor of Science in Industrial Labor Relations from Cornell University.

BlueLinx

2022 INVESTOR DAY | 71

BlueLinx

Kelly Janzen

CHIEF FINANCIAL OFFICER

Mrs. Janzen has served as our Chief Financial Officer since April 2020. She is responsible for the Finance, Investor Relations and Information Technology functions for the company.

Prior to joining BlueLinx, Mrs. Janzen served as the Chief Accounting Officer of WestRock Company and in addition to WestRock, she has served as Vice President, Controller, and Chief Accounting Officer for Baker Hughes Company and as Vice President Finance and Chief Accounting Officer for McDermott International Inc. She also served in various leadership roles within the finance function with General Electric. She started her career as an auditor with Arthur Andersen LLP.

Mrs. Janzen received her Bachelor of Science degree in Accounting from Louisiana State University and is a CPA.

BlueLinx

2022 INVESTOR DAY | 72

2 0 2 2 I N V E S T O R D AY | 73 Appendix

Non-GAAP Measures

BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results.

Adjusted EBITDA and Adjusted EBITDA Margin %. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items

The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors' overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results.

We determine our Adjusted EBITDA Margin %, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability.

Our Adjusted EBITDA and Adjusted EBITDA Margin % are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin %, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. These non-GAAP measures are reconciled in the "Reconciliation of Non-GAAP Measurements" table later in this release.

Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow is not a presentation made in accordance with GAAP and is not intended to present a superior measure of financial condition from those determined under GAAP. Free cash flow, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the "Reconciliation of Non-GAAP Measurements" table later in this release.

Net Debt and Net Leverage Ratio. BlueLinx calculates net debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under financing leases, less cash and cash equivalents. We believe that net debt is useful to investors because our management reviews our net debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business.

We determine our overall net leverage ratio by dividing our net debt by trailing twelve-month Adjusted EBITDA. We believe that this ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. In addition, the ratio is a measure that is frequently used by investors and creditors.

Our net debt and overall net leverage ratio are not presentations made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. In addition, our net debt and overall net leverage ratio, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the "Reconciliation of Non-GAAP Measurements" table later in this presentation.

BlueLinx

2022 INVESTOR DAY | 74

2 0 2 2 I N V E S T O R D AY | 75 Non-GAAP Reconciliation / Supplementary Financial Information Adjusted EBITDA reconciliation by fiscal quarter, Q4 2020 – Q1 2022 In millions

2 0 2 2 I N V E S T O R D AY | 76 Non-GAAP Reconciliation / Supplementary Financial Information Adjusted EBITDA reconciliation by fiscal year, 2019 - 2021 In millions

2 0 2 2 I N V E S T O R D AY | 77 Non-GAAP Reconciliation / Supplementary Financial Information Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q4 2020 – Q1 2022 In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 78 Non-GAAP Reconciliation / Supplementary Financial Information Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal year, 2019 – 2021 In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 79 Non-GAAP Reconciliation / Supplementary Financial Information Working capital by fiscal quarter, Q1 2020 – Q1 2022 In millions where dollars are presented Cash investments in property, plant, and equipment (CAPEX) for fiscal years 2019, 2020, and 2021 In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 80 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal December 2019 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 81 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal September 2020 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 82 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal December 2020 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 83 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal December 2021 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 84 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal March 2022 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

2 0 2 2 I N V E S T O R D AY | 85 Non-GAAP Reconciliation / Supplementary Financial Information Free cash flow for fiscal year 2021 In millions where dollars are presented